Exhibit 99.1

FOR IMMEDIATE RELEASE

SEEBEYOND ANNOUNCES SECOND QUARTER 2003 FINANCIAL RESULTS

MONROVIA, Calif., July 23, 2003 – SeeBeyond (Nasdaq: SBYN), a leading global provider of enterprise integration and composite application assembly solutions, today reported final results for the period ended June 30, 2003.

Total revenue for the second quarter ended June 30, 2003 was $28.9 million compared to $33.7 million in the second quarter of the prior year. License revenue for the second quarter was $7.1 million compared to $14.3 million for the prior year’s second quarter. SeeBeyond’s international business generated 41% of total revenues for the second quarter 2003.

Net loss calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) for the quarter ended June 30, 2003, was $17.3 million, or $(0.21) per share compared to net loss of $7.1 million, or $(0.08) per share in the prior year’s second quarter. Pro forma net loss for the second quarter 2003 was $10.8 million or $(0.13) per share compared to pro forma net loss of $6.9 million or $(0.08) per share in the prior year’s second quarter. Pro forma net loss for the second quarter of 2003 excludes charges relating to amortization of stock-based compensation and amortization of sales and marketing warrants of approximately $84,000, as well as restructuring charges for facility consolidation and related matters of approximately $6.4 million, while pro forma net loss for the prior year’s second quarter excludes charges relating to amortization of stock-based compensation and amortization of sales and marketing warrants of approximately $174,000.

SeeBeyond ended the second quarter 2003 with total cash and cash equivalents of $80.1 million and DSO of 64 days.

“We saw lower than expected spending levels for integration technology during the quarter and when coupled with a number of execution challenges, we unfortunately fell short of our revenue goals,” said Jim Demetriades, founder and CEO of SeeBeyond. “Our renewed focus on operational excellence – and a management team to drive it – combined with the introduction of the SeeBeyond ICAN Suite 5.0, will, however, position us to return to profitability and market leadership.”

Second Quarter 2003 Highlights:

•                  SeeBeyond closed 64 deals in the quarter, bringing its total customer base to more than 1,825 – the largest installed base in the pure-play integration space. With continued success across key verticals including manufacturing, healthcare, financial services and insurance, the following customers represent new and existing business in the quarter: Altria, American Postal Workers Union, Bausch and Lomb, BMW Group, Bombardier, Capio AB, Equifax, Ericsson, Fox Systems, Frontec, General Motors, Gymboree, IDX, Lands’ End, Maersk, Nicholas Applegate, Stanley Electric and Vanguard Health Systems.

•                  With partners influencing approximately 55% of license revenue worldwide in the quarter, SeeBeyond continues to see significant results from its strategic alliances program. The Company saw continued traction from several strategic partnerships including Deloitte Consulting and PricewaterhouseCoopers in the second quarter.

•                  During the quarter, the Company announced its successful completion of the certification process for JavaTM 2 Platform, Enterprise Edition (J2EETM) 1.3 compatibility with its SeeBeyond Integrated Composite Application Network (ICAN) Suite v5.0. As a J2EE

licensee, SeeBeyond completed the certification process with the J2EE Compatibility Test Suite (CTS) for J2EE 1.3, which comprises more than 10,000 individual tests and is designed to ensure full compatibility with the J2EE specification, as well as interoperability and portability of applications based on J2EE implementations. In addition to providing a comprehensive J2EE compatible integration platform, SeeBeyond becomes the first vendor to support the execution of its application integration functionality on third-party J2EE compatible application servers.

Financial Outlook

SeeBeyond projects third quarter 2003 revenue to be in the range of $28.0 million to $30.0 million. GAAP and pro forma earnings per share for the third quarter are expected to be a loss in the range of $(0.10) to $(0.12) per share.

The Company will review its second quarter 2003 financial performance today at 2:00 PM Pacific Daylight Time / 5:00 PM Eastern Daylight Time. The toll-free dial-in number for the call from within the U.S. and Canada is (877) 691-2551; international callers may dial (630) 691-2747. A simulcast of the conference call will be available on www.streetevents.com, and a rebroadcast following the completion of the call at www.seebeyond.com. An audio replay of the call will be available after the call until July 30, 2003, at midnight EDT. The toll-free dial-in number for the replay from within the U.S. and Canada is (877) 213-9653; international callers may dial (630) 652-3041 using the access code: 7435312.

Non-GAAP Financial Measures

This press release contains pro forma net loss per share results that are not in accordance with GAAP because they exclude identified non-cash and restructuring charges. The approximate amount of the excluded charges is stated in this release so that pro forma net loss per share results can be reconciled to GAAP results. The pro forma net loss per share results should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, and may be different from non-GAAP financial measures used by others. SeeBeyond management uses this pro forma measure in evaluating the potential impact of certain operating decisions on projected financial results, in comparing the Company’s historical operating results and in comparing to competitors’ operating results. SeeBeyond includes this pro forma measure in this press release because it believes this measure enhances comparability of SeeBeyond’s results of operations to those of competitors’, to pro forma operating results SeeBeyond historically has reported and to financial models and expectations of securities analysts.

About SeeBeyond

Drawing on 14 years of software innovation and real-world experience in integrating systems across Global 2000 organizations, SeeBeyond (Nasdaq: SBYN) delivers the industry’s most comprehensive, standards-compliant network for the rapid assembly and deployment of enterprise-scale end-user applications built on existing systems and infrastructure. Going beyond eAI, the SeeBeyond® Integrated Composite Application Network (ICAN) Suite helps organizations dramatically improve business operations resulting in reduced costs, increased market share and improved customer service. SeeBeyond has more than 1,825 customers worldwide, including ABB, ABN Amro, Bausch & Lomb, BHP Billiton, The Cleveland Clinic, The Dial Corporation, DuPont, Florida Power & Light, Fluor Daniel, Fujitsu, General Motors, Hewlett-Packard, Pfizer, Samsung, Sprint, Sutter Health and United Healthcare. For more information, please visit www.seebeyond.com.

# # #

SeeBeyond is a registered trademark of SeeBeyond Technology Corporation. All other trademarks are the property of their respective owners.

Forward-Looking Statements

This news release includes statements that are not historical in nature and as such are intended to be forward looking statements for purposes of the safe harbor provided by the Securities Litigation Reform Act. These statements, including those related to projected revenues, projected net loss, projected pro forma net loss, SeeBeyond’s anticipated future return to profitability, the solid foundation the Company established for 2003, and SeeBeyond’s plans and expectations for the remainder of 2003 relating to gaining customers, are statements based on SeeBeyond’s current expectations, assumptions, estimates and projections, its industry and its future prospects. These statements are predictions, and actual events and results may differ materially from those forward-looking statements based on certain risks, including risks related to general economic conditions and, in particular, information technology spending; the Company’s sales cycle; dependence on licensing revenue from the Company’s product suite; the Company’s dependence on strategic relationships with systems integrators and others; the Company’s international operations; market acceptance of SeeBeyond products and services, including the SeeBeyond ICAN Suite 5.0, and the potential release of competitive products, among other factors. The forward-looking statements contained in this news release are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission including its Annual Report filed on Form 10-K for the year ended December 31, 2002, and its quarterly reports on Form 10-Q. SeeBeyond does not undertake to update any forward-looking statements.

Introduction to Tables

This press release includes pro forma operating results that are not in accordance with GAAP.  A reconciliation of the presentation of historical pro forma results to GAAP is provided in the following tables. As described in the tables, pro forma net loss excludes charges related to the amortization of stock compensation, facility consolidation and related matters, as well as sales and marketing warrants. The Company believes pro forma results allow for SeeBeyond and its investors to better evaluate comparable operating results.

Contacts:
Barry Plaga	Andrea Williams
Sr. Vice President and CFO	Sr. Director of Investor Relations
(626) 408-3100	(650) 622-2188
bplaga@seebeyond.com	awilliams@seebeyond.com

Kristi Rawlinson
Director of Public Relations
(650) 622-2128
krawlinson@seebeyond.com

SEEBEYOND Technology Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2003
	GAAP	Adjustments(1)	Pro Forma As Adjusted
Revenues:
License	$7,137	$—	$7,137
Services	9,823	—	9,823
Maintenance	11,897	—	11,897

Total revenues	28,857	—	28,857
Cost of revenues:
License	276	—	276
Services and maintenance	10,572	—	10,572

Total cost of revenues	10,848	—	10,848

Gross profit	18,009	—	18,009

Operating expenses:
Research and development	10,449	—	10,449
Sales and marketing	13,959	—	13,959
General and administrative	4,599	—	4,599
Restructuring charges	6,386	(6,386)	—
Amortization of sales and marketing warrants	13	(13)	—
Amortization of stock-based compensation	71	(71)	—

Total operating expenses	35,477	(6,470)	29,007

Loss from operations	(17,468)	6,470	(10,998)
Other income (expense)
Interest, net	193	—	193

Loss before tax provision	(17,275)	6,470	(10,805)
Provision for income taxes	8	—	8

Net loss	$(17,283)	$6,470	$(10,813)

Basic and diluted net loss per share	$(0.21)		$(0.13)

Number of shares used in calculating basic and diluted net loss per share	82,808		82,808

(1) The adjustments represent the amortization of stock-based compensation, stock warrants and restructuring charges.  The pro forma information is not presented in accordance with Generally Accepted Accounting Principles (GAAP).

SEEBEYOND Technology Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30, 2002
	GAAP	Adjustments(2)	Pro Forma As Adjusted
Revenues:
License	$14,269	$—	$14,269
Services	9,960	—	9,960
Maintenance	9,441	—	9,441

Total revenues	33,670	—	33,670
Cost of revenues:
License	130	—	130
Services and maintenance	10,729	—	10,729

Total cost of revenues	10,859	—	10,859

Gross profit	22,811	—	22,811

Operating expenses:
Research and development	8,109	—	8,109
Sales and marketing	17,106	—	17,106
General and administrative	4,831	—	4,831
Restructuring charges	—	—	—
Amortization of sales and marketing warrants	(41)	41	—
Amortization of stock-based compensation	215	(215)	—

Total operating expenses	30,220	(174)	30,046

Loss from operations	(7,409)	174	(7,235)
Other income (expense)
Interest, net	339	—	339

Loss before tax provision	(7,070)	174	(6,896)
Provision for income taxes	(4)	—	(4)

Net loss	$(7,066)	$174	$(6,892)

Basic and diluted net loss per share	$(0.08)		$(0.08)

Number of shares used in calculating basic and diluted net loss per share	83,360		83,360

(2) The adjustments represent the amortization of stock-based compensation and stock warrants.  The pro forma information is not presented in accordance with Generally Accepted Accounting Principles (GAAP).

SEEBEYOND Technology Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2003
	GAAP	Adjustments(3)	Pro Forma As Adjusted
Revenues:
License	$20,127	$—	$20,127
Services	21,055	—	21,055
Maintenance	23,497	—	23,497

Total revenues	64,679	—	64,679

Cost of revenues:
License	821	—	821
Services and maintenance	22,120	—	22,120

Total cost of revenues	22,941	—	22,941

Gross profit	41,738	—	41,738

Operating expenses:
Research and development	21,076	—	21,076
Sales and marketing	28,440	—	28,440
General and administrative	9,225	—	9,225
Restructuring charges	6,386	(6,386)	—
Amortization of sales and marketing warrants	124	(124)	—
Amortization of stock-based compensation	172	(172)	—

Total operating expenses	65,423	(6,682)	58,741

Loss from operations	(23,685)	6,682	(17,003)
Other income (expense)
Interest, net	363	—	363

Loss before tax provision	(23,322)	6,682	(16,640)
Provision for income taxes	86	—	86

Net loss	$(23,408)	$6,682	$(16,726)

Basic and diluted net loss per share	$(0.28)		$(0.20)

Number of shares used in calculating basic and diluted net loss per share	82,718		82,718

(3) The adjustments represent the amortization of stock-based compensation, stock warrants and restructuring charges.  The pro forma information is not presented in accordance with Generally Accepted Accounting Principles (GAAP).

SEEBEYOND Technology Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Six Months Ended June 30, 2002
	GAAP	Adjustments(4)	Pro Forma As Adjusted
Revenues:
License	$35,338	$—	$35,338
Services	20,705	—	20,705
Maintenance	18,509	—	18,509

Total revenues	74,552	—	74,552

Cost of revenues:
License	1,189	—	1,189
Services and maintenance	20,696	—	20,696

Total cost of revenues	21,885	—	21,885

Gross profit	52,667	—	52,667

Operating expenses:
Research and development	15,764	—	15,764
Sales and marketing	31,606	—	31,606
General and administrative	9,041	—	9,041
Restructuring charges	—	—	—
Amortization of sales and marketing warrants	400	(400)	—
Amortization of stock-based compensation	480	(480)	—

Total operating expenses	57,291	(880)	56,411

Loss from operations	(4,624)	880	(3,744)
Other income (expense)
Interest, net	532	—	532

Loss before tax provision	(4,092)	880	(3,212)
Provision for income taxes	79	—	79

Net loss	$(4,171)	$880	$(3,291)

Basic and diluted net loss per share	$(0.05)		$(0.04)

Number of shares used in calculating basic and diluted net loss per share	81,096		81,096

(4) The adjustments represent the amortization of stock-based compensation and stock warrants.  The pro forma information is not presented in accordance with Generally Accepted Accounting Principles (GAAP).

SEEBEYOND Technology Corporation

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Revenues:
License	$7,137	$14,269	$20,127	$35,338
Services	9,823	9,960	21,055	20,705
Maintenance	11,897	9,441	23,497	18,509

Total revenues	28,857	33,670	64,679	74,552
Cost of revenues:
License	276	130	821	1,189
Services and maintenance	10,572	10,729	22,120	20,696

Total cost of revenues	10,848	10,859	22,941	21,885

Gross profit	18,009	22,811	41,738	52,667

Operating expenses:
Research and development	10,449	8,109	21,076	15,764
Sales and marketing	13,959	17,106	28,440	31,606
General and administrative	4,599	4,831	9,225	9,041
Restructuring charge	6,386	—	6,386	—
Amortization of sales and marketing warrants	13	(41)	124	400
Amortization of stock-based compensation	71	215	172	480

Total operating expenses	35,477	30,220	65,423	57,291

Loss from operations	(17,468)	(7,409)	(23,685)	(4,624)
Other income (expense)
Interest, net	193	339	363	532

Loss before tax provision	(17,275)	(7,070)	(23,322)	(4,092)
Provision for income taxes	8	(4)	86	79

Net loss	$(17,283)	$(7,066)	$(23,408)	$(4,171)

Basic and diluted net loss per share	$(0.21)	$(0.08)	$(0.28)	$(0.05)

Number of shares used in calculating basic and diluted net loss per share	82,808	83,360	82,718	81,096

SEEBEYOND Technology Corporation

CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	June 30 2003	March 31, 2003	December 31, 2002
	(Unaudited)	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$80,091	$86,614	$94,114
Accounts receivable, net	20,350	33,787	33,550
Prepaid expenses and other current assets	4,559	3,137	4,180

Total current assets	105,000	123,538	131,844
Property and equipment, net	16,823	21,424	22,429
Goodwill	1,391	1,391	1,391
Other assets	2,239	2,083	1,379

Total assets	$125,453	$148,436	$157,043
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$6,305	$9,514	$11,343
Accrued expenses	19,412	18,707	20,709
Deferred revenues	27,132	30,026	28,141
Equipment line and advance payable - current portion	3,151	2,988	2,988
Capital lease payable - current portion	243	239	214

Total current liabilities	56,243	61,474	63,395
Equipment line and advance payable	1,522	2,473	3,260
Capital lease payable	645	711	750

Total liabilities	58,410	64,658	67,405
Commitments and contingencies
Stockholders’ equity:
Common stock, $.0001 par value - 200,000,000 shares authorized; 84,122,945 shares issued and 82,922,945 shares outstanding as of June 30, 2003 and 83,893,839 shares issued and 82,693,839 shares outstanding as of March 31, 2003 and 83,738,243 shares issued and 82,538,243 shares outstanding as of December 31, 2002	8	8	8
Additional paid-in capital	219,962	219,559	219,246
Treasury stock	(2,760)	(2,760)	(2,760)
Deferred stock compensation	(128)	(201)	(317)
Accumulated other comprehensive loss	(191)	(263)	(99)
Accumulated deficit	(149,848)	(132,565)	(126,440)

Total stockholders’ equity	67,043	83,778	89,638

Total liabilities and stockholders’ equity	$125,453	$148,436	$157,043

SEEBEYOND Technology Corporation

CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Cash flows from operating activities:
Net loss	$(17,283)	$(7,066)	$(23,408)	$(4,171)
Adjustments to reconcile net loss to net cash (used in)
provided by operating activities:
(Gain) loss on disposal of fixed assets	4,283	—	4,253	—
Depreciation and amortization	1,570	1,688	3,005	2,888
Provision for doubtful accounts receivable	349	—	433	50
Amortization of sales and marketing warrants	13	(41)	124	400
Amortization of stock-based compensation	71	215	172	480
Changes in assets and liabilities:
Accounts receivable	13,087	17,618	12,767	8,705
Prepaid expenses and other current assets	(1,422)	(1,900)	(379)	(2,033)
Accounts payable	(3,209)	45	(5,038)	(1,791)
Accrued compensation and related expenses	705	(1,753)	(1,297)	(1,766)
Deferred revenues	(2,894)	(2,841)	(1,009)	1,009

Net cash (used in) provided by operating activities:	(4,730)	5,965	(10,377)	3,771

Cash flows from investing activities:
Purchases of property and equipment	(1,252)	(2,663)	(1,652)	(4,670)
Related party receivable	—	—	—	366
Other	(156)	(410)	(860)	(995)

Net cash used in investing activities	(1,408)	(3,073)	(2,512)	(5,299)

Cash flows from financing activities:
Net repayments on bank lines of credit	(788)	(163)	(1,575)	(326)
Proceeds from issuance of common stock pursuant to secondary public offering, net	—	132	—	59,012
Proceeds from issuance of common stock pursuant to employee stock option plan	48	136	264	3,464
Proceeds from issuance of common stock pursuant to employee stock purchase plan	345	563	345	563
Repayments of capital lease obligation	(62)	—	(76)	—

Net cash (used in) provided by financing activities	(457)	668	(1,042)	62,713

Effect of exchange rate changes on cash and cash equivalents	72	1,154	(92)	1,068

Net (decrease) increase in cash and cash equivalents	(6,523)	4,714	(14,023)	62,253
Cash and cash equivalents at beginning of the period	86,614	104,578	94,114	47,039

Cash and cash equivalents at end of the period	$80,091	$109,292	$80,091	$109,292